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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 MARCH 14, 2006
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                        COMMISSION FILE NUMBER 000-29367

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                             VANTAGEMED CORPORATION
             (Exact name of Registrant as specified in its charter)

               Delaware                                 68-0383530
    (State or other jurisdiction of                  (I.R.S. Employer
    incorporation or organization)                 Identification No.)

       11060 White Rock Road, Suite 210, Rancho Cordova, California 95670
                                 (916) 638-4744

               (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On March 14, 2006, VantageMed Corporation issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2005. A copy of our press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

     The information contained herein and in the accompanying exhibit is furnished pursuant to Item 2.02 of Form 8-K, "Results of Operations and Financial Condition". Such information, including the exhibit attached hereto, shall not be deemed "filed" for any purpose, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

           (d)  Exhibits

     Exhibit 99.1 - Press Release dated March 14, 2006, reporting the results of operations of VantageMed Corporation for the fourth quarter and year ended December 31, 2005 (furnished and not filed herewith solely pursuant to Item 2.02).

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange act of 1934, VantageMed Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            VANTAGEMED CORPORATION


Dated: March 14, 2006                       By: /s/ Philip D. Ranger
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                                                Philip D. Ranger
                                                Chief Financial Officer